Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	328,557.00
Total Transaction Valuation	2,146,023,832.00
Total Offset Amount	0.00
Net Fee	$ 328,557.00